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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 10, 2005
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                               CAREADVANTAGE, INC.
               (Exact name of Registrant as specified in charter)

         Delaware                   0-26168                   52-1849794
(State or other jurisdiction      (Commission             (I.R.S. Employer
      of incorporation)           file number)             Identification No.)

                               485-C Route 1 South
                            Iselin, New Jersey 08830
                                 (732) 362-5000

   (Address, including zip code and telephone number, including area code, of
                    Registrant's principal executive offices)

                                 Not Applicable
   (Former name or former address of Registrant, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement

     On January 10, 2005, CareAdvantage, Health Systems, Inc. ("CAHS"), a subsidiary of CareAdvantage, Inc. (the "Registrant"), entered into a Second Amendment to Lease Agreement ("Lease Amendment") with Corporate Plaza Associates, L.L.C. ("Landlord").

     Commencing January 1, 2005, the Lease Amendment amends the original lease agreement dated April 14, 1995 between CAHS and the Landlord's predecessor in interest, as modified by the Lease Extension and Modification Agreement to Lease dated October 31, 2000 (collectively the "Lease"), to provide for the conditional reduction in base rent and the conditional waiver of electric charges, expense escalation and real estate tax escalation payments, and to provide the Landlord with the option to recapture up to 50% of the leased premises. The expiration date of the Lease, March 31, 2011, remains unchanged by the Lease Amendment.

     The Registrant executed the Lease Amendment to guaranty the terms and conditions of the Lease Amendment and to ratify and confirm its obligations to guaranty the terms of the Lease.

     A copy of the Lease Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

         (c) Exhibits.

             Exhibit No.  Description
             -----------  -----------

             10.1         Second   Amendment   to   Lease   Agreement    between
                          CareAdvantage Health Systems, Inc. and Corporate Plaza Associates, L.L.C.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CAREADVANTAGE, INC.

Date:    January 11, 2005                      By:/s/ Dennis J. Mouras
                                                  ------------------------------
                                                  Dennis J. Mouras,
                                                  Chief Executive Officer




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                                  EXHIBIT INDEX

Exhibit No.    Description
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10.1           Second Amendment to Lease Agreement between  CareAdvantage Health
               Systems, Inc. and Corporate Plaza Associates, L.L.C.